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                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

              Lincoln Life Flexible Premium Variable Life Account M
                     Separate Account Prospectus for LVUL CV

                            June 12, 2000 Supplement
                                       to
                             May 1, 2000 Prospectus

PLEASE READ THE FOLLOWING INFORMATION CAREFULLY, AND MAINTAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS.

Until approved by the State Departments of Insurance, the following sub-accounts are not available on policies issued in California and Vermont:

AFIS Global Small Capitalization Fund - Class 2
AFIS Growth Fund - Class 2
AFIS Growth -Income Fund - Class 2
Fidelity VIP Growth Portfolio - Service Class
Fidelity VIP High Income Portfolio - Service Class
Janus Aspen Series Global Technology Portfolio - Service Shares

Please contact your registered representative regarding the future availability of these sub-accounts in either state.